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                          STI CLASSIC VARIABLE TRUST

                    Supplement Dated August 31, 2000 to the
                     STI Classic Variable Trust Prospectus
                               dated May 1, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective June 30, 2000, SunTrust Banks, Inc. reorganized all of the investment management functions of its three institutional money management units, including SunTrust Bank, into Trusco Capital Management, Inc. ("Trusco"). As a result of this reorganization, Trusco serves as the Investment Adviser for each of the Funds in the STI Classic Variable Trust. On May 16, 2000, the Board of Trustees of the STI Classic Variable Trust approved the assumption of the advisory duties by Trusco with respect to each Fund. The Board concluded that with respect to the adviser of each Fund, there would be no change of management or control, and the services provided to each Fund would remain unchanged.

INTERNATIONAL EQUITY FUND

For the International Equity Fund, the disclosure following the heading "Principal Investment Strategy" and the paragraph following the heading "Investment Strategy," on page 6 of the Prospectus have been deleted and replaced with the following:

  PRINCIPAL INVESTMENT STRATEGY  Attempts to identify companies with good fundamentals or a history of consistent
                                 growth

  INVESTMENT STRATEGY

  The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. Our "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. Our goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, we diversify the Fund's investments among at least three foreign countries. Due to the Fund's investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

Mr. Chad Deakins, CFA, will be the Portfolio Manager for the International Equity Fund. Under the heading "Portfolio Managers," paragraph 4 on page 20 of the Prospectus has been deleted and replaced with the following:

  Mr. Chad Deakins, CFA, has been with Trusco since 1996. He has managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 5 years of investment experience.

CAPITAL APPRECIATION FUND

Mr. Robert J. Rhodes, CFA, will be the Portfolio Manager for the Capital Appreciation Fund. Under the heading "Portfolio Managers," paragraph 1 on page 20 of the Prospectus has been deleted and replaced with the following:

  Mr. Robert J. Rhodes, CFA, has been employed by SunTrust Bank since 2000 and by Trusco since 1973, and has been Director of Research at Trusco since 1980. He has managed the Capital Appreciation Fund since June 2000. He has more than 26 years of investment experience.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.